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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): June 21, 2001
                                                          -------------


                          RENAISSANCE WORLDWIDE, INC.
                          ---------------------------
               (Exact name of registrant as specified in charter)

          MASSACHUSETTS        0-28192                       04-2920563
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(State or other jurisdiction    (Commission File Number)     (I.R.S.
of incorporation)               Employer                     Identification No.)


       52 Second Avenue, Waltham, MA                 02451
       -----------------------------                 -----
       (Address of principal executive offices)      (Zip Code)

      Registrant's telephone number, including area code:  (781) 290-3000
                                                           --------------



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ITEM 5. OTHER EVENTS
--------------------

     On June 21, 2001, Renaissance Worldwide, Inc., a Massachusetts corporation (the "Company"), Registry Holding Company, Inc., a Delaware corporation ("Parent"), and Redwood Acquisition Corp., a Massachusetts corporation ("Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Sub will be merged with and into the Company, with the Company as the surviving corporation ("Merger"). Parent is a newly formed company organized by
G. Drew Conway, the Chairman and Chief Executive Officer of the Company, and Sub is a newly formed company and a wholly-owned subsidiary of Parent. Pursuant to the terms and subject to the conditions of the Merger Agreement, each share of common stock, no par value per share, of the Company ("Common Stock") outstanding at the effective time of the Merger will be converted into the right to receive $1.65 in cash. The transaction is subject to a number of conditions, including approval of the Company's shareholders representing 75% of the outstanding shares, receipt of financing and receipt of any necessary governmental approvals. Mr. Conway has received a commitment from a bank to provide debt financing for the transaction. Mr. Conway has agreed to contribute no fewer than 11,716,070 shares of Common Stock to Parent and to vote such shares in favor of the Merger.

     The preceding is qualified in its entirety by reference to the Merger Agreement and the Support Agreement and Guarantee dated as of June 21, 2001 by and between the Company and G. Drew Conway, copies of which are attached hereto as Exhibits 2.1 and 2.2, respectively, and which are incorporated herein by reference. In addition, a copy of the press release announcing the merger is attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS
-----------------

2.1 Agreement and Plan of Merger, dated as of June 21, 2001, among the Company, Parent and Sub.

2.2 Support Agreement and Guarantee, dated as of June 21, 2001, by and between the Company and G. Drew Conway.

99.1  Press Release of the Company: issued on June 21, 2001.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   RENAISSANCE WORLDWIDE, INC.


                                   By:  /s/ Joseph F. Pesce
                                        ---------------------------------------
                                   Name: Joseph F. Pesce
                                   Title:  Executive Vice President of Finance,
                                   Chief Financial Officer & Treasurer


Date:  June 21, 2001

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